UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2008

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2008, Time Warner Cable Inc. (“TWC”), a subsidiary of Time Warner Inc. (the “Company” or “Time Warner”), completed its offering of $5.0 billion in aggregate principal amount of senior unsecured notes and debentures consisting of $1.5 billion principal amount of 6.20% Notes due 2013 (the “2013 Notes”), $2.0 billion principal amount of 6.75% Notes due 2018 (the “2018 Notes”) and $1.5 billion principal amount of 7.30% Debentures due 2038 (the “2038 Debentures” and, together with the 2013 Notes and the 2018 Notes, the “Debt Securities”). The Debt Securities are guaranteed by Time Warner Entertainment Company, L.P. and TW NY Cable Holding Inc., each a subsidiary of TWC (collectively, the “Guarantors”). In connection with the offering, on June 16, 2008, TWC and the Guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, BNP Paribas Securities Corp., Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as representatives of the underwriters listed in Schedule II thereto (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The offering of the Debt Securities was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-151671) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on June 16, 2008. The terms of the Debt Securities are described in TWC’s Prospectus dated June 16, 2008, as supplemented by a final Prospectus Supplement dated June 16, 2008, as filed with the Commission on June 17, 2008.

The Debt Securities were issued pursuant to an Indenture, dated as of April 9, 2007 (the “Indenture”), by and among TWC, the Guarantors and The Bank of New York, as trustee.

The 2013 Notes will mature on July 1, 2013, the 2018 Notes will mature on July 1, 2018 and the 2038 Debentures will mature on July 1, 2038. Interest on the 2013 Notes, the 2018 Notes and the 2038 Debentures will be payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2009. The Debt Securities are unsecured senior obligations of TWC and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Debt Securities are unsecured senior obligations of the Guarantors and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantors.

The Debt Securities may be redeemed in whole or in part at any time at TWC’s option at a redemption price equal to the greater of (i) 100% of the principal amount of the Debt Securities being redeemed and (ii) the sum of the present values of the remaining scheduled payments on the Debt Securities discounted to the redemption date on a semi-annual basis at a government treasury rate plus 40 basis points for each of the 2013 Notes, the 2018 Notes and the 2038 Debentures as further described in the Indenture and the Debt Securities, plus, in each case, accrued but unpaid interest to the redemption date.

The Indenture contains customary covenants relating to restrictions on the ability of TWC or any material subsidiary to create liens and on the ability of TWC and the Guarantors to consolidate, merge or convey or transfer substantially all of their assets. The Indenture also contains customary events of default.

Certain of the Underwriters and their affiliates have performed and may, from time to time in the future, engage in transactions with and perform commercial and investment banking and advisory services for the Company and its subsidiaries, including TWC, for which they have received or will receive customary fees and expenses.

TWC intends to use the net proceeds from the issuance of the Debt Securities to fund, in part, its payment of a special cash dividend of approximately $10.9 billion to be distributed pro rata to all holders of TWC Class A Common Stock and TWC Class B Common Stock prior to the separation of TWC from the Company as described in the Company’s Current Report on Form 8-K dated May 20, 2008, which was filed with the Commission on May 27, 2008. If the separation is not consummated and the special divided is not paid, TWC will use the proceeds from the issuance of the Debt Securities for general corporate purposes, including repayment of indebtedness.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 and the description of the Debt Securities and the Indenture contained therein, each of which is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1

Underwriting Agreement, dated June 16, 2008, among Time Warner Cable Inc. ("TWC"), TW NY Cable Holding Inc., Time Warner Entertainment Company, L.P. and Banc of America Securities LLC, BNP Paribas Securities Corp., Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC on behalf of themselves and as representatives of the other underwriters named therein (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K dated June 16, 2008 filed by TWC with the Commission on June 19, 2008 (File No. 1-33335) (“TWC’s June 16 Form 8-K”)).

99.2	Form of 6.20% Notes due 2013 (incorporated herein by reference to Exhibit 4.1 to TWC’s June 16 Form 8-K).

99.3	Form of 6.75% Notes due 2018 (incorporated herein by reference to Exhibit 4.2 to TWC’s June 16 Form 8-K).

99.4	Form of 7.30% Debentures due 2038 (incorporated herein by reference to Exhibit 4.3 to TWC’s June 16 Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:   /s/ Brenda C. Karickhoff

         Name: Brenda C. Karickhoff

         Title:   Senior Vice President and
                     Deputy General Counsel

Date: June 19, 2008

EXHIBIT INDEX

Exhibit	Description

99.1

Underwriting Agreement, dated June 16, 2008, among Time Warner Cable Inc. ("TWC"), TW NY Cable Holding Inc., Time Warner Entertainment Company, L.P. and Banc of America Securities LLC, BNP Paribas Securities Corp., Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC on behalf of themselves and as representatives of the other underwriters named therein (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K dated June 16, 2008 filed by TWC with the Commission on June 19, 2008 (File No. 1-33335) (“TWC’s June 16 Form 8-K”)).

99.2	Form of 6.20% Notes due 2013 (incorporated herein by reference to Exhibit 4.1 to TWC’s June 16 Form 8-K).

99.3	Form of 6.75% Notes due 2018 (incorporated herein by reference to Exhibit 4.2 to TWC’s June 16 Form 8-K).

99.4	Form of 7.30% Debentures due 2038 (incorporated herein by reference to Exhibit 4.3 to TWC’s June 16 Form 8-K).